                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)              July 14, 2000


                           MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
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                 (State or Other Jurisdiction of Incorporation)


        0-28003                                          98-0208374
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(Commission File Number                     (I.R.S. Employer Identification No.)


             285 West Huntington Drive, Arcadia, California 91007
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              (Address of Principal Executive Offices) (Zip Code)


                                (626) 574-7223
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             (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if changed Since Last Report)


ITEM 5.  OTHER EVENTS

On July 14, 2000, the Registrant issued a press release in which the Registrant announced that effective 7 August 2000 Mr. Jerry Campbell, the current President and Chief Executive Officer of the Registrant, will resign. His place will be taken by Mr. Mark Feldman. Mr. Campbell will continue as Vice-Chairman and a director of the Registrant.

The full text of the press release issued by the Registrant is filed as Exhibit 1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 Copy of Registrant's press release dated July 14, 2000 is attached as Exhibit 1.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                              MAGNA ENTERTAINMENT CORP.
                                                    (Registrant)

Date: July 14, 2000                           by:    /s/ J. Brian Colburn
                                                  ------------------------------
                                                     J. Brian Colburn, Secretary




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                               INDEX TO EXHIBITS


EXHIBIT                        DESCRIPTION OF EXHIBIT
-------                        ----------------------

    1                          Registrant's press release dated July 14, 2000




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                                                                       EXHIBIT 1
                                                   285 West Huntington Drive
MAGNA ENTERTAINMENT CORP.
                                                   Arcadia, CA 91007

                                                   Tel:  (626) 574-7223
                                                   Fax:  (626) 446-9565

                                 PRESS RELEASE

              MAGNA ENTERTAINMENT ANNOUNCES NEW PRESIDENT AND CEO

July 14, 2000, Arcadia, California.....Magna Entertainment Corp. (NASDAQ: MIEC;
TSE: MIE.A, MEH) today announced the appointment of Mr. Mark Feldman to the position of President and Chief Executive Officer effective August 7, 2000 following the decision of Mr. Jerry Campbell to commence working on a part-time basis. He joins the Company after spending 7 years as one of the key executives of the international television programming network E! Entertainment Television. Most recently, Mr. Feldman was Executive Vice President of E! responsible for all of its core business operations, including all international ventures and sales, online operations, new business development and general administration.

During Mr. Feldman's tenure, E! grew from being a relatively unknown cable network into one of the world's leading cable and satellite television programming producers with one of the most recognizable brands in the entertainment industry, as well as owning and operating the category leading E! Online website. Mr. Feldman's extensive experience in the media, entertainment and Internet industries, coupled with his operational experience, will be instrumental in furthering the Company's media sports wagering strategy and improving overall operating results.

Mr. Feldman will be assisted in the Company's media initiative by Mr. Richard Goldberg who recently joined the Company as a consultant. Mr. Goldberg has spent the last 7 years as one of the key executives of Direct TV.

Mr. Campbell will continue as a director and be appointed as a Vice-Chairman of the Company following his resignation. He will actively assist the Company in the future in respect to various strategic initiatives, the expansion of the Company's shareholder base and racetrack management. This will provide the Company with continued access to his over 30 years of industry experience in the thoroughbred horse business, in both breeding and racing, as well as his extensive experience as a chief executive. Mr. Campbell commented: "I am pleased to continue to serve as Vice-Chairman and to remain a director of the Company. MEC has a strong balance sheet, has assembled some of the finest and strategically located thoroughbred racetracks in the United States and has the ability to expand, particularly pari-mutuel wagering via off-track betting centers (OTB's) and telephone account wagering systems, within currently existing regulations."




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Mr. Feldman stated: "I am thrilled to have the opportunity to work with Jerry
Campbell, the other members of the MEC Board of Directors and the talented MEC management team. I am anxious to get started implementing the Company's multi-faceted growth strategy, including maximizing opportunities to utilize interactive media in sports wagering, development of the Company's real estate assets with location based entertainment and retail operations and improving cash flow by taking advantage of scale efficiencies in track operations. All of these initiatives will be supported and enhanced by our commitment to developing a strong global brand."

The Company's Chairman, Mr. Frank Stronach, said: "I would like to thank Jerry for his contributions in establishing the Company and am delighted that he will continue to provide guidance and assistance to the management team as Vice-Chairman. I believe that the management changes, with Mark and Richard as part of the team, will facilitate our pursuit of the opportunities in media distribution of racing and sports wagering."

The Company acquires, develops and operates horse racetracks and related pari-mutuel wagering operations, including Santa Anita Park and Golden Gate Fields in California, Gulfstream Park in Florida, Remington Park in Oklahoma, Thistledown in Ohio and Great Lakes Downs in Michigan. As a complement to its horse racing business, the Company is exploring the development of media sports wagering operations as well as certain leisure and retail-based real estate projects.

This press release contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Act provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that these statements represent our judgment concerning the future and are subject to risks and uncertainties that could cause our actual operating results and financial condition to differ materially. Forward-looking statements are typically identified by the use of terms such as "may," "will," "expect," "anticipate," "estimate," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable we can give no assurance that such expectations will prove to be correct.

For more information contact:

David A. Mitchell, EVP & CFO
Magna Entertainment Corp.
285 W. Huntington Drive
Arcadia, CA  91007
(626) 574-7223




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